                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report:  October 5, 2000
                       (Date of earliest event reported)

                           Dominion Resources, Inc.
            (Exact name of registrant as specified in its charter)

           Virginia                     001-08489                54-1229715
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)         Identification No.)

                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                (804) 819-2000
  (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS


         On October 5, 2000, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement, in connection with the issuance of 8,250,000 Corporate Premium Income Equity Securities (PIES) where each Corporate PIES consists of a stock purchase contract and a 2000 Series G 8.05% Senior Note due November 16, 2006 (Senior Notes) and Treasury PIES where each consists of a stock purchase contract and a 1/20th undivided beneficial ownership interest in a zero-coupon U.S. Treasury Security that has a principal amount at maturity of $1,000 and matures on or before November 15, 2004. The PIES are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 pursuant to the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (File No. 333-93187). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

         The designation of, and the terms and conditions applicable to the Senior Notes, which are a component of the PIES, were established as set forth in the Seventh Supplemental Indenture to the Company's Senior Indenture dated as of June 1, 2000, as supplemented, and have been approved by the Board of Directors of the Company. A copy of the form of Seventh Supplemental Indenture including exhibits thereto, is filed as Exhibit 4.2 to this Form 8-K.

         The rights of the holders of the Purchase Contracts are governed by the Purchase Contract Agreement between the Company and The Chase Manhattan Bank, as Purchase Contract Agent. A copy of the form of Purchase Contract Agreement including exhibits thereto, is filed as Exhibit 4.3 and a form of the Certificate evidencing Corporate PIES and a form of the Certificate evidencing Treasury PIES are Exhibits A and B, respectively, to the Purchase Contract Agreement.

         The beneficial owners' obligations under the Purchase Contracts are secured by a Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and The Chase Manhattan Bank, as Purchase Contract Agent. A copy of the form of Pledge Agreement including exhibits thereto is filed as Exhibit 4.4 to this Form 8-K.

         The Senior Notes will be remarketed on November 10, 2004 by Lehman Brothers Inc. The terms and conditions applicable to the remarketing of the Senior Notes are governed by a Remarketing Agreement. A copy of the form of Remarketing Agreement including exhibits thereto is filed as Exhibit 4.5 to this Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Underwriting Agreement, dated October 5, 2000, between the Company and Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Seventh Supplemental Indenture to the Senior Indenture pursuant to which the Senior Notes will be issued. The form of the Senior Notes is included as Exhibit A to the form of Seventh Supplemental Indenture (filed herewith).

4.3 Form of Purchase Contract Agreement between the Company and The Chase Manhattan Bank, as Purchase Contract Agent, pursuant to which the Purchase Contracts will be issued. The forms of Certificate evidencing Corporate PIES and Certificate evidencing Treasury PIES are filed as Exhibits A and B, respectively, to the form of Purchase Contract Agreement (filed herewith).

4.4 Form of Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and The Chase Manhattan Bank, as Purchase Contract Agent (filed herewith).

4.5 Form of Remarketing Agreement, between the Company and Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant



                                      /s/ G. Scott Hetzer
                                      -----------------------------
                                      Name: G. Scott Hetzer
                                      Title: Senior Vice President
                                             and Treasurer

Date: October 11, 2000

                              INDEX TO EXHIBITS

1 Underwriting Agreement, dated October 5, 2000, between the Company and Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Seventh Supplemental Indenture to the Senior Indenture pursuant to which the Senior Notes will be issued. The form of note for the Senior Notes is included as Exhibit A to the form of Seventh Supplemental Indenture (filed herewith).

4.3 Form of Purchase Contract Agreement between the Company and The Chase Manhattan Bank, as Purchase Contract Agent, pursuant to which the Purchase Contracts will be issued. The forms of Certificate evidencing Corporate PIES and Certificate evidencing Treasury PIES are filed as Exhibits A and B, respectively, to the form of Purchase Contract Agreement (filed herewith).

4.4 Form of Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and The Chase Manhattan Bank, as Purchase Contract Agent (filed herewith).

4.5 Form of Remarketing Agreement, between the Company and Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.